EXHIBIT 10.3

AMENDMENT NO. 2 TO THE

2012 EQUITY INCENTIVE PLAN

This Amendment to the 2012 Equity Incentive Plan (the “Plan Amendment”) of Organovo Holdings, Inc., a Delaware corporation (the “Company”), was approved by the Board of Directors of the Company, effective as of February 3, 2014.

1.	Amendment of Section 6.d.iii. Section 6.d.iii. the Company’s 2012 Equity Incentive Plan (the “Plan”) is hereby amended and restated and replaced in its entirety with the following:

“(iii) Disability of Participant. Unless otherwise specified in the Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), provided, however, that the accelerated vesting shall only apply to Options granted to the Participant at least 90 days before the Participant ceases to be a Service Provider as a result of Participant’s Disability. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date a Participant ceases to be a Service Provider as a result of Participant’s Disability. If a Participant’s Award Agreement specifically provides that Participant will not fully vest in all of the Shares covered by the Option on the date Participant ceases to be a Service Provider as a result of Participant’s Disability, the Shares covered by the unvested portion of the Option will revert to the Plan. If after Participant ceases to be a Service Provider as a result of Participant’s Disability, Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.”

2.	Amendment of Section 6.d.iv. Section 6.d.iv. the Plan is hereby amended and restated and replaced in its entirety with the following:

“(iv) Death of Participant. Unless otherwise specified in the Award Agreement, if a Participant dies while a Service Provider, the Participant’s outstanding Options will fully vest and may be exercised within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator, provided, further, that the accelerated vesting shall only apply to Options granted to the Participant at least 90 days before the Participant ceases to be a Service Provider as a result of Participant’s death. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. If a Participant’s Award Agreement specifically provides that Participant will not fully vest in all of the Shares covered by the Option if Participant dies while a Service Provider, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.”

3.	The following new Subsection (g) shall be added to the end of Section 7 of the Plan:

“(g) Death or Disability of Participant. Unless otherwise specified in the Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s death or Disability, all of his or her outstanding Stock Appreciation Rights will fully vest and may be exercised within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Stock Appreciation Rights as set forth in the Award Agreement) by the Participant or the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator), provided, further, that the accelerated vesting shall only apply to Stock Appreciation Rights granted to the Participant at least 90 days before the Participant ceases to be a Service Provider as a result of Participant’s death or Disability. If no such beneficiary has been designated by the Participant, then such Stock Appreciate Rights may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Stock Appreciation Right is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Stock Appreciation Rights will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider as a result of Participant’s death or Disability. If the Stock Appreciation Right is not so exercised within the time specified herein, the Stock Appreciation Right will terminate.”

4.	Amendment of Section 8.e. Section 8.e the Plan is hereby amended and restated and replaced in its entirety with the following:

“(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. Unless otherwise specified in the Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s death or Disability, all restrictions on his or her outstanding Restricted Stock, other than those that are Performance Shares (see Section 10 below), will automatically lapse or be removed), provided, however, that the accelerated vesting shall only apply to Restricted Stock granted to the Participant at least 90 days before the Participant ceases to be a Service Provider as a result of Participant’s death or Disability.”

5.	Amendment of Section 9.b. Section 9.b the Plan is hereby amended and restated and replaced in its entirety with the following:

“(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. Unless otherwise specified in the Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s death or Disability, all restrictions on his or her outstanding Restricted Stock Units, other than those that are Performance Units (see Section 10 below), will automatically lapse or be removed), provided, however, that the accelerated vesting shall only apply to Restricted Stock Units granted to the Participant at least 90 days before the Participant ceases to be a Service Provider as a result of Participant’s death or Disability.”

6.	Amendment of Section 10.c. Section 10.c. the Plan is hereby amended and restated and replaced in its entirety with the following:

“(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless otherwise specified in the Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s death or Disability, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met), provided, however, that the accelerated vesting shall only apply to Performance Units/Shares granted to the Participant at least 90 days before the Participant ceases to be a Service Provider as a result of Participant’s death or Disability.”

7.	Effect of Plan Amendment. Except as expressly modified by this Plan Amendment, the Plan shall remain unmodified and in full force and effect.